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                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

   Date of report (date of earliest event reported):        November 1, 1999
                                                            ----------------

                       HOMECOM COMMUNICATIONS, INC.
          (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-29204             58-2153309
          -------------------------------------------------------------
(State or Other Jurisdiction of        (Commission         (I.R.S. Employer
Incorporation or Organization          file Number)       Identification No.)

3535 Piedmont Road, Atlanta, Georgia                            30305
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:             (404) 237-4646
                                                               ---------------




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        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 6.       Resignation of Director

         On November 1, 1999, Krishan H. Puri resigned from the Board of Directors of HomeCom Communications, Inc. Mr. Puri's resignation letter did not state a reason for his departure. This action by Mr. Puri follows his October 13, 1999 resignation as Executive Vice President of the Company. Mr. Puri stated that his resignation as an officer of the Company was made in order to allow him to seek other employment.


(c)      Exhibit list


Exhibit              Description

10.85                Resignation Letter


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1943, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         HOMECOM COMMUNICATIONS, INC.
                                         (Registrant)

Date:    November 5, 1999                By: /s/ Harvey Sax
         ----------------                    ----------------------------
                                             Harvey Sax, President and
                                             Chief Executive Officer
                                             (Principal Executive Officer)



                              Exhibit Index


Exhibit              Description

10.85                Resignation Letter